EX-31 Rule 13a-14(d)/15d-14(d) Certifications.

I, Kunal K. Singh, certify that:

1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the Benchmark 2019-B14 Mortgage Trust (the "Exchange Act periodic reports");

2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4. Based on my knowledge and the servicer compliance statements required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicers have fulfilled their obligations under the servicing agreements in all material respects; and

5. All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties:

Midland Loan Services, a Division of PNC Bank, National Association, as Master Servicer, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer, Wells Fargo Bank, National Association, as Trustee and Certificate Administrator, Wells Fargo Bank, National Association, as Custodian, Pentalpha Surveillance LLC, as Operating Advisor, Computershare Trust Company, National Association, as Servicing Function Participant for the Certificate Administrator, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian, KeyBank National Association, as Primary Servicer for the Osborn Triangle Mortgage Loan, Situs Holdings, LLC, as Special Servicer for the Osborn Triangle Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the Osborn Triangle Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Osborn Triangle Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Osborn Triangle Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Osborn Triangle Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Grand Canal Shoppes Mortgage Loan, Situs Holdings, LLC, as Special Servicer for the Grand Canal Shoppes Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the Grand Canal Shoppes Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Grand Canal Shoppes Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Grand Canal Shoppes Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Grand Canal Shoppes Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the 600 & 620 National Avenue Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the 600 & 620 National Avenue Mortgage Loan, Wilmington Trust, National Association, as Trustee for the 600 & 620 National Avenue Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the 600 & 620 National Avenue Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the 600 & 620 National Avenue Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the 600 & 620 National Avenue Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the 600 & 620 National Avenue Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Sunset North Mortgage Loan, CWCapital Asset Management LLC, as Special Servicer for the Sunset North Mortgage Loan prior to June 24, 2022, LNR Partners, LLC, as Special Servicer for the Sunset North Mortgage Loan on and after June 24, 2022, Wells Fargo Bank, National Association, as Trustee for the Sunset North Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Sunset North Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Sunset North Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Sunset North Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the 900 & 990 Stewart Avenue Mortgage Loan, CWCapital Asset Management LLC, as Special Servicer for the 900 & 990 Stewart Avenue Mortgage Loan prior to June 24, 2022, LNR Partners, LLC, as Special Servicer for the 900 & 990 Stewart Avenue Mortgage Loan on and after June 24, 2022, Wells Fargo Bank, National Association, as Trustee for the 900 & 990 Stewart Avenue Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the 900 & 990 Stewart Avenue Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the 900 & 990 Stewart Avenue Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the 900 & 990 Stewart Avenue Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the City Hyde Park Mortgage Loan, CWCapital Asset Management LLC, as Special Servicer for the City Hyde Park Mortgage Loan prior to June 24, 2022, LNR Partners, LLC, as Special Servicer for the City Hyde Park Mortgage Loan on and after June 24, 2022, Wells Fargo Bank, National Association, as Trustee for the City Hyde Park Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the City Hyde Park Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the City Hyde Park Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the City Hyde Park Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Tysons Tower Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the Tysons Tower Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Tysons Tower Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Tysons Tower Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Tysons Tower Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the Tysons Tower Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Tysons Tower Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the 230 Park Avenue South Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the 230 Park Avenue South Mortgage Loan, Wilmington Trust, National Association, as Trustee for the 230 Park Avenue South Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the 230 Park Avenue South Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the 230 Park Avenue South Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the 230 Park Avenue South Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the 230 Park Avenue South Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the 180 Water Mortgage Loan, CWCapital Asset Management LLC, as Special Servicer for the 180 Water Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the 180 Water Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the 180 Water Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the 180 Water Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the 180 Water Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Innovation Park Mortgage Loan, LNR Partners, LLC, as Special Servicer for the Innovation Park Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Innovation Park Mortgage Loan, Citibank, N.A., as Custodian for the Innovation Park Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Innovation Park Mortgage Loan, and U.S. Bank National Association, as Servicing Function Participant for the Innovation Park Mortgage Loan.

Dated: March 13, 2023

/s/ Kunal K. Singh

Kunal K. Singh

President and Chief Executive Officer

(senior officer in charge of securitization of the depositor)